UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 30, 2008

ULTICOM, INC.

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-30121	22-2050748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  1020 Briggs Road,

Mount Laurel, New Jersey

08054

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

On May 30, 2008, Ulticom, Inc. (the “Company”) and Comverse Technology, Inc., (“Comverse”) entered into an agreement (“Termination Agreement”) to terminate the Services Agreement (“Services Agreement’), dated as of February 1, 1998, between the Company and Comverse. The Termination Agreement provides for the termination of the Services Agreement as of January 31, 2008. Under the Services Agreement, Comverse provided administrative and legal services, administration of benefit plans and financial consulting to the Company. The Company paid Comverse $400,000 during the fiscal year ended January 31, 2008 for services rendered by Comverse pursuant to the Services Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Termination Agreement, dated May 30, 2008, between Ulticom, Inc. and Comverse Technology, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTICOM, INC.

Date: June 4, 2008	By:	/s/ Shawn Osborne
		Name:	Shawn Osborne
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Termination Agreement, dated May 30, 2008, between Ulticom, Inc. and Comverse Technology, Inc.

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